LEXINGTON EMERGING MARKETS FUND, INC.

                      Supplement dated May 8, 2000
                  To the Prospectus dated May 1, 2000

     On February 29, 2000, Lexington Global Asset Managers, Inc. ("LGAM"), the corporate parent of Lexington Management Corporation, the investment adviser to each of the Lexington Funds (the "Funds"), entered into an agreement with ReliaStar Financial Corp. ("ReliaStar") for ReliaStar to acquire LGAM.

     On May 1, 2000, ING Groep NV ("ING") entered into an agreement with ReliaStar for ING to acquire ReliaStar. ING is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees. Completion of the acquisition is contingent upon, among other things, certain shareholder and regulatory approvals. The closing of the acquisition is expected to occur during the third quarter of 2000.

     On April 18, 2000, the Board of Directors/Trustees of each Fund met and considered a number of matters related to the proposed acquisition. Among the matters approved were new investment management agreements with Pilgrim Investments, Inc. ("Pilgrim"), an indirect, wholly-owned subsidiary of ReliaStar, and nominations for election of new Directors/Trustees. The Directors/Trustees recommended that the new investment management agreements be presented for approval by shareholders and authorized the mailing of proxy materials. The Directors/Trustees of the Lexington Funds will meet to reconsider the proposed investment management agreements with Pilgrim. If approved by the Directors/Trustees, the agreements will be presented to shareholders for their consideration.